AMENDMENT NO. 1 TO THE STOCKHOLDERS' AGREEMENT


AMENDMENT NO. 1 TO THE STOCKHOLDERS' AGREEMENT (the "Amendment"), dated July 31, 2000, among OAK HILL CAPITAL PARTNERS, L.P., a Delaware limited partnership ("Oak Hill"), OAK HILL CAPITAL MANAGEMENT PARTNERS, L.P., a Delaware limited partnership, OAK HILL SECURITIES FUND, L.P., a Delaware limited partnership, OAK HILL SECURITIES FUND II, L.P., a Delaware limited partnership, and OHCP Ski, L.P., a Delaware limited partnership (together with Oak Hill, the "Stockholders"), LESLIE B. OTTEN ("Mr. Otten") and AMERICAN SKIING COMPANY, a Delaware corporation ("ASC"), amending that certain Stockholders' Agreement, dated August 6, 1999 (the "Stockholders' Agreement"), among Oak Hill, Mr. Otten, ASC and the other parties identified in Annex A thereto. Defined terms used herein and not otherwise defined will have the meanings assigned to them in the Stockholders' Agreement.

WHEREAS, it is the desire of the parties to amend the Stockholders' Agreement in the manner specified in this Amendment;

WHEREAS, in connection with this Amendment, the number of Otten Directors shall be reduced from four to two and the vacancies shall be filled by two Stockholder Directors; and

WHEREAS, the board of directors of ASC, including all Independent Common Stock directors, has approved this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Stockholders, ASC and Mr. Otten agree as follows:

                                    ARTICLE I

                    AMENDMENTS TO THE STOCKHOLDERS' AGREEMENT

     A. Section 1.01. The definition of Stockholder Director in Section 1.01 shall be amended and restated in its entirety to read as follows:

          " 'Stockholder Director' means a Director designated by the Stockholders pursuant this Agreement or elected by the holders of the Series B Preferred pursuant to the Articles of Incorporation, except that, for so long as Mr. Otten is the Company's chief executive officer, no employee of the Company or its subsidiaries may be designated a Stockholder Director without the consent of Mr. Otten."



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    B.   Section 2.01(b). Section 2.01(b) of the Agreement shall be amended and restated in its entirety to read as follows:

          "Each of Mr. Otten and the Stockholders shall vote all Restricted Securities Beneficially Owned by him or it, as the case may be, to cause, and the parties hereto each shall otherwise use its best efforts to cause, there to be (i) six Stockholder Directors for so long as the Stockholders Beneficially Own at least 80% of the number of outstanding shares of Common Stock (on a Fully Diluted Basis) that it owns on the date of this Amendment; (ii) five Stockholder Directors for so long as the Stockholders Beneficially Own at least 70% of the number of outstanding shares of Common Stock (on a Fully Diluted Basis) that it owns on the date of this Amendment; (iii) four Stockholder Directors for so long as the Stockholders Beneficially Own at least 60% of the number of outstanding shares of Common Stock (on a Fully Diluted Basis) that it owns on the date of this Amendment; (iv) three Stockholder Directors for so long as the Stockholders Beneficially Own at least 40% of the number of outstanding shares of Common Stock (on a Fully Diluted Basis) that it owns on the date of this Amendment; (v) two Stockholder Directors for so long as the Stockholders Beneficially Own at least 25% of the number of outstanding shares of Common Stock (on a Fully Diluted Basis) that it owns on the date of this Amendment; and (vi) one Stockholder Director for so long as the Stockholders Beneficially Own at least 5% of the number of outstanding shares of Common Stock (on a Fully Diluted Basis) that it owns on the date of this Amendment."

     C. Section 2.01(c). Section 2.01(c) of the Agreement shall be amended and restated in its entirety to read as follows:

          "Each of Mr. Otten and the Stockholders shall vote all Restricted Securities Beneficially Owned by him or it, as the case may be, to cause, and the parties hereto each shall otherwise use its best efforts to cause, there to be (i) two Otten Directors for so long as Mr. Otten Beneficially Owns at least 15% of the outstanding shares of Common Stock (on a Fully Diluted Basis) and (ii) one Otten Director for so long as Mr. Otten Beneficially Owns at least 5% of the outstanding shares of Common Stock (on a Fully Diluted Basis)."

     D. Section 2.01(d). Section 2.01(d) of the Agreement shall be amended to delete the proviso in its entirety.

     E. Section 2.02(d). Section 2.02(d) of the Agreement shall be amended as such that the parenthetical beginning on the fourth line after the words "Otten Directors" and ending on the fifth line before the word "shall" shall be deleted and shall instead read as follows:



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          ..." (comprised of those Otten directors designated by Otten)"...

     F. Section 2.02(e). A new section 2.02(e) shall be added after Section 2.02(d) and shall read as follows:

          "Notwithstanding the provisions of Section 2.02(d), the vacancies created by reducing the number of Otten Directors to two pursuant to this Amendment will be filled by two individuals designated by the Stockholder Directors."

     G. Section 2.04(c). Section 2.04(c) shall be amended and restated in its entirety to read as follows:

          "For so long as there shall be at least one Otten Director and Mr. Otten is the Company's chief executive officer, each of the parties hereto shall use its best efforts to cause (i) Mr. Otten to be a member of the Nominating Committee; (ii) Mr. Otten to be a member of the Executive Committee; (iii) Mr. Otten to serve as a member of the board of directors of ASC Utah and American Skiing Company Resort Properties, Inc. or any Material Subsidiary and (iv) Mr. Otten to serve as a member of each committee of the board of directors of the Material Subsidiaries; provided, that, if any applicable law or regulation of the NYSE (or other exchange on which the Common Stock is listed) shall prohibit the Board from appointing Mr. Otten to serve on any committee, this Agreement shall not require Mr. Otten to serve on such committee."

     H. Section 4.02(b)(ii). Section 4.02(b)(ii) shall be amended and restated in its entirety to read as follows:

          "(ii) to Persons (or any other reasonably foreseeable subsequent transferee) other than Permitted Transferees, who, to the knowledge of any of the Stockholders, Mr. Otten or their Permitted Transferees, as the case may be, following such Transfer would Beneficially Own 10% or more of the outstanding shares of Common Stock (on a Fully Diluted Basis), unless such Transfer has been approved by the Board, including the approval by a majority of the Independent Common Stock directors; however, the approval of a majority of the Independent Common Stock directors will not be required if the public shareholders of the Company are offered an opportunity to participate in such Transfer on equivalent terms (it being understood that such terms shall be deemed equivalent if the value of the consideration received by the Stockholders for its Series B Preferred does not exceed the greater of
          (i) the Change of Control Price (as defined in the Certificate of Designation) of the Series B Preferred and (ii) the value of the consideration payable in respect of the Conversion Stock)."



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     I.   Section 4.02(b)(iii)(A). Section  4.02(b)(iii)(A)  shall be amended by adding the following language at the beginning of clause (iii)(A) and prior to the words "that is a direct competitor":

          ..."except as may be approved by the Board,"...

     J. Section 4.02(b). Section 4.02(b) shall be amended by adding the following sentence at the end of the paragraph:

          "Subsections (ii) and (iii)(A) of this Section 4.02(b) shall not apply to any Transfers of Restricted Securities by Mr. Otten, except that Mr. Otten shall not Transfer any Restricted Securities to a Person (or other reasonably foreseeable subsequent transferee) who (i) to the knowledge of Mr. Otten or his Permitted Transferees following such Transfer would Beneficially Own 10% or more of the outstanding shares of Common Stock (on a Fully Diluted Basis) and (ii) is a direct competitor in the ownership and operating of ski resorts on a national scale."

     K. Section 4.03(a). The last sentence of Section 4.03(a) will be amended and restated in its entirety to read as follows:

          "With respect to clause (i) above, any increase in Beneficial Ownership by the Stockholders and any Stockholder Permitted Transferees resulting from (u) any Accretion Amounts (as such term is defined in the Certificate of Designation), (v) any dividend in the form of Common Stock made with respect to the Conversion Stock, (w) any repurchase of Common Stock by the Company, (x) any purchase or series of related purchases by any Stockholder of up to 1.5 million additional shares of Common Stock, (y) any purchase by any Stockholder of shares of Class A Common Stock or Common Stock owned by Mr. Otten, and (z) the issuance of the Warrants (the "Warrants") pursuant to the terms of the Securities Purchase Agreement, dated as of July 31, 2000, among Oak Hill, the Company and the other parties signatory thereto and the shares of Common Stock issued upon exercise thereof shall not be included in the Maximum Stockholder Stock Ownership Percentage; provided, however, that in all cases, the Stockholders may acquire securities of the Company pursuant to Section 4.05 or pursuant to the issuance of any dividends on Common Stock."

     L. Section 4.04. Section 4.04 shall be amended by adding the following language after the words "Article IV":

          ... "including pursuant to the Warrants"....

     M. Section 4.05(c)(ii). Section 4.05(c)(ii)shall be amended by adding the following language before the words "the issuance of warrant shares":



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          ..."the Warrants or the shares of Common Stock issued upon exercise of the Warrants or..."

     N. Section 4.06. A new section 4.06 will be added to the Agreement and will read as follows:

          "The provisions of the Stockholders' Agreement will terminate for the Stockholders or Mr. Otten, as the case may be, at the time when such party transfer or sells its holdings such that it Beneficially Owns less than 5% of the number of shares of outstanding Common Stock (on a Fully Diluted Basis) that it owns on the date of this Amendment."

     O. All references in the Agreement to "the Agreement" shall be deemed to be references to the Agreement as amended by this Amendment.

     P. Section 7.03(a). Section 7.03(a) of the Agreement shall be amended to require that a copy of all notices required to be sent "to the Company or Mr. Otten" under Section 7.03 shall also be sent to:

          Oak Hill  Capital  Management, Inc.
          Park Avenue Tower
          65 East 55th Street
          New York, NY 10022
          Telecopy: 212-754-5685
          Attention: Steven B. Gruber
                     Bradford E. Bernstein

                                   ARTICLE II

                                  MISCELLANEOUS

     A.   This Amendment is entered  into  by  the  parties  hereto  pursuant to
Section 7.09 of the Agreement.

     B. All of the other provisions of the Agreement not specifically amended by this Amendment shall not be deemed to be affected by this Amendment (other than as described in Article I, Section O hereof) and shall remain in full force and effect.

     C. Article VII of the Agreement shall be incorporated by reference into this Amendment and shall be deemed to be a part hereof.


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          IN WITNESS WHEREOF,  the parties have caused this Agreement to be duly executed as of the date first above written.

                                           AMERICAN SKIING COMPANY

                                           By: /s/ Leslie B. Otten
                                               ---------------------------------
                                               Name: Leslie B. Otten
                                               Title:   President

                                           LESLIE B. OTTEN

                                           /s/ Leslie B. Otten
                                           -------------------------------------

                                           OAK HILL CAPITAL PARTNERS, L.P.

                                           By: OHCP GenPar, L.P.,
                                               its general partner

                                           By: OHCP MGP, LLC,
                                               its general partner

                                           By: /s/ Steven B. Gruber
                                              ----------------------------------
                                               Name: Steven B. Gruber
                                               Title:  Vice President

                                           OAK HILL CAPITAL MANAGEMENT
                                           PARTNERS, L.P.

                                           By: OHCP GenPar, L.P.,
                                               its general partner

                                           By: OHCP MGP, LLC,
                                               its general partner

                                           By: /s/ Steven B. Gruber
                                              ----------------------------------
                                               Name: Steven B. Gruber
                                               Title:  Vice President

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                                           OAK HILL SECURITIES FUND, L.P.

                                           By: Oak Hill Securities GenPar, L.P.,
                                               its General Partner

                                           By: Oak Hill Securities MGP, Inc.,
                                               its General Partner

                                           By: /s/ Scott D. Krase
                                              ----------------------------------
                                               Name: Scott D. Krase
                                               Title: Vice President

                                           OAK HILL SECURITIES FUND II, L.P.

                                           By: Oak Hill Securities GenPar, L.P.,
                                               its General Partner

                                           By: Oak Hill Securities MGP, Inc.,
                                               its General Partner

                                           By: /s/ Scott D. Krase
                                              ----------------------------------
                                               Name: Scott D. Krase
                                               Title: Vice President

                                           OHCP SKI, L.P.

                                           By: Oak Hill Capital Partners, L.P.,
                                               its general partner

                                           By: OHCP GenPar, L.P.,
                                               its general partner

                                           By: OHCP MGP, LLC,
                                               its general partner

                                           By: /s/ Steven B. Gruber
                                              ----------------------------------
                                               Name: Steven B. Gruber
                                               Title:  Vice President